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                                 A N A L Y S T S
                            I N T E R N A T I O N A L
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                           INTER-OFFICE COMMUNICATION


TO:                                   FROM:      F.W. Lang

                                      LOCATION:  Corporate

CC:                                   DATE:

                                      RE:        INCENTIVE COMPENSATION
                                                 PROTECTION ON CHANGE OF
                                                 CONTROL

YOU ARE CURRENTLY A PARTICIPANT IN THE ANALYSTS INTERNATIONAL INCENTIVE PLAN FOR THE CURRENT FISCAL YEAR, WHICH ENDS ________________. IN CONSIDERATION OF YOUR CONTINUING TO BE EMPLOYED, ANALYSTS INTERNATIONAL HAS AGREED TO EXTEND TO YOU CERTAIN EMPLOYMENT AND SALARY CONTINUATION COMMITMENTS IN THE EVENT THERE IS A CHANGE OF CONTROL OF ANALYSTS INTERNATIONAL.

IN ADDITION TO EMPLOYMENT AND SALARY SEVERANCE COMMITMENTS, ANALYSTS INTERNATIONAL ALSO AGREES, IN CONSIDERATION OF YOUR CONTINUING EMPLOYMENT, TO PROTECT YOUR BENEFITS UNDER THE FY'__ INCENTIVE COMPENSATION PLAN IN THE EVENT OF A CHANGE IN CONTROL. ACCORDINGLY, ON CHANGE OF CONTROL NEITHER ANALYSTS INTERNATIONAL NOR ANY SUCCESSOR OR ASSIGN SHALL HAVE THE RIGHT TO MODIFY, AMEND OR TERMINATE THE FY'__ INCENTIVE COMPENSATION PLAN. FURTHER, IF A CHANGE OF CONTROL OCCURS DURING FY'__, YOU WILL BE ENTITLED TO RECEIVE (i) INCENTIVE BASED ON ACTUAL RESULTS THROUGH THE MONTH ENDED PRIOR TO CHANGE OF CONTROL AND (ii) INCENTIVE FOR THE BALANCE OF FY'__ BASED ON THE MANAGEMENT FORECAST.

"MANAGEMENT FORECAST" MEANS THE MANAGEMENT FORECAST FOR FY'__ SUBMITTED TO THE BOARD OF DIRECTORS ON JUNE _________. "CHANGE OF CONTROL" FOR THE PURPOSE OF THIS COMMITMENT SHALL MEAN THE ACQUISITION AFTER DECEMBER 31, 1987 BY ANY PERSON OR GROUP OF RELATED PERSONS OF MORE THAN A MAJORITY IN INTEREST OF THE OUTSTANDING VOTING STOCK OF ANALYSTS INTERNATIONAL, OR A CHANGE IN A MAJORITY OF ANALYSTS INTERNATIONAL'S BOARD OF DIRECTORS AS A RESULT OF A PROXY SOLICITATION NOT APPROVED BY A MAJORITY OF THE CURRENT BOARD.

FWL